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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) November 14, 2003
                                                 -------------------------------

                           TransTechnology Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       1-7872                  95-4062211
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(State or Other Jurisdiction           (Commission             (IRS Employer
      Of Incorporation)                File Number)          Identification No.)


700 Liberty Ave, Union, New Jersey                                   07083
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code    (908) 688-2440
                                                    ----------------------------


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(Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits.
                --------

         Exhibit     Description
         -------     -----------

         99.1        Press Release issued November 19, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         On November 14, 2003, the board of directors of the Registrant received a preliminary report from the fact-finding firm, The Bradlau Group of Morristown, NJ, which it had retained to perform an independent process review and evaluation of the overhaul and repair operation of its Breeze-Eastern division. The Press Release, attached hereto as Exhibit 99.1, sets forth the findings of the preliminary report.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSTECHNOLOGY CORPORATION


                                   By: /s/ Joseph F. Spanier
                                       ---------------------------
                                        Joseph F. Spanier, Vice President, Chief
                                        Financial Officer and Treasurer

 Date:  November 20, 2003